UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2018

VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Suite 888, Miami, Florida 33137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2018, Brian Groch, Chief Commercial Officer of Veru Inc. (the “Company”), informed the Company that he was resigning to pursue other interests effective immediately. Mr. Groch’s duties as Chief Commercial Officer will be split between two current employees of the Company who are not executive officers.

In connection with Mr. Groch’s resignation, the Company and Mr. Groch entered into a Separation Agreement and General Release, effective as of April 16, 2018 (the “Groch Separation Agreement”). Under the Groch Separation Agreement and subject to the terms and conditions set forth therein, the Company and Mr. Groch have agreed to, among other items, the following:

•	Mr. Groch will receive a separation payment equal to six months’ base salary and six months’ medical coverage contributions, payable over a six month period.

•	In lieu of the stock option for 97,335 shares issued to Mr. Groch on December 14, 2017 in payment of Mr. Groch’s bonus for fiscal 2017, the Company will pay Mr. Groch an amount equal to $97,335.

•	The Company will permit one-third of the stock option for 300,000 shares issued to Mr. Groch on August 2, 2017 to vest on August 2, 2018 if Mr. Groch provides transition consulting services to the Company through such date and will permit Mr. Groch to exercise such part of such option through August 2, 2019 if it vests. The other two-thirds of this option has terminated.

•	The Company will permit one-third of the stock option for 50,000 shares issued to Mr. Groch on December 4, 2017 to vest on December 4, 2018 if Mr. Groch provides transition consulting services to the Company through such date and will permit Mr. Groch to exercise such part of such option through December 4, 2019 if it vests. The other two-thirds of this option has terminated.

The foregoing description of the Groch Separation Agreement is qualified in its entirety by reference to the full text of the Groch Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit 10.1	Separation Agreement and General Release, effective as of April 16, 2018, between the Company and Brian Groch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2018	VERU INC.

	By:	/s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer

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